UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2023

TETRA Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement

On February 28, 2023, TETRA Technologies, Inc. (the “Company”) entered into the Tax Benefits Preservation Plan (the “Tax Plan”), between the Company and Computershare Trust Company, N.A., as rights agent.  By adopting the Tax Plan, the Board of Directors of the Company (the “Board”) is seeking to preserve for the Company’s stockholders the value and availability of the Company’s existing net operating loss carryforwards and other tax attributes (collectively, the “Tax Attributes”).  The Company currently has Tax Attributes which may be available to reduce the Company’s future U.S. federal income tax obligations. These Tax Attributes may be materially reduced or eliminated if the Company were to experience an “ownership change,” as defined under Section 382 of the Internal Revenue Code (the “Code”). Generally, an “ownership change” will occur if the percentage of the Company’s stock owned (or deemed to be owned) by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders within a rolling three-year period or, if sooner, since the last change of ownership experienced by the Company.

The Tax Plan is intended to prevent an inadvertent ownership change for purposes of Section 382 of the Code by inducing any person seeking to acquire 4.99% or more of the outstanding shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), or any existing 4.99% or greater holder seeking to acquire additional shares representing 2% or more of the outstanding shares of Common Stock, to seek prior approval from the Board. The Tax Plan includes a procedure whereby the Board may consider requests to exempt acquisitions of Common Stock from the Tax Plan if the Board determines that the requested acquisition will not jeopardize or endanger the value or availability of the Tax Attributes or is otherwise in the best interests of the Company. The Tax Plan mitigates the threat that future changes in the Company’s investor base could impair the Company’s potential use of its Tax Attributes, which could significantly reduce the value of such Tax Attributes.

The Rights (as defined below) will cause substantial dilution to a person or group that acquires 4.99% or more of the Common Stock (or to a person or group that already owns 4.99% or more of the Company’s Common Stock if such person or group acquires additional shares representing 2% of the Company’s then outstanding shares of Common Stock) without prior approval from the Board.  Because the Rights may be amended or redeemed under certain circumstances by the Board, the Rights should not interfere with any merger or other business combination approved by the Board.

The following is a summary description of the Rights. This summary provides only a general description and is subject to the detailed terms and conditions of the Tax Plan, which is attached hereto as Exhibit 4.1.

In connection with its adoption of the Tax Plan, the Board declared a dividend of one Series A Junior Participating Preferred Stock purchase right (the “Rights”) for each outstanding share of Common Stock pursuant to the terms of the Tax Plan.  The Rights will be issued to the stockholders of record as of the close of business on March 10, 2023 (the “Record Date”).  Initially, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a price of $20.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment.  The description and terms of the Rights are set forth in the Tax Plan.

As a result of declaring a dividend of the Rights, until the earlier to occur of (i) the tenth business day following the public announcement that a person or group has become an “Acquiring Person” by acquiring or obtaining the right to acquire beneficial ownership of 4.99% or more of the outstanding shares of Common Stock (or the Board becoming aware of an “Acquiring Person”) or (ii) the tenth business day following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the outstanding shares of Common Stock, in each case with certain exceptions (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to the Common Stock certificates outstanding as of the Record Date (or any book-entry shares in respect thereof), by such Common Stock certificate (or registration in book-entry form), and the Rights will be transferable only in connection with the transfer of Common Stock.  Notwithstanding the foregoing, any person or group that beneficially owns 4.99% or more of the outstanding shares of Common Stock on February 28, 2023 (an “Existing Holder”) will not be deemed an Acquiring Person under the Tax Plan unless and until such person or group acquires beneficial ownership of additional shares of Common Stock representing 2% or more of the shares of Common Stock then outstanding.  However, if upon acquiring such additional shares, the Existing Holder does not beneficially own 4.99% or more of the Common Stock then outstanding, the Existing Holder will not be treated as an Acquiring Person for purposes of the Tax Plan.  The Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Tax Plan if the Board determines that such person’s or group’s ownership of Common Stock will not jeopardize or endanger the value or availability to the Company of the Tax Attributes, or if the Board in good faith determines that such person shall be an exempt person.

The Tax Plan provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will attach to and be transferred with and only with the Common Stock.  Until the Distribution Date (or earlier expiration or redemption of the Rights), new shares of Common Stock issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Tax Plan by reference (with respect to shares represented by certificates) or notice thereof will be provided in accordance with applicable law (with respect to uncertificated shares).  Until the Distribution Date (or earlier expiration or redemption of the Rights), the surrender for transfer of any certificates representing shares of Common Stock outstanding as of the Record Date or the transfer by book-entry of any uncertificated shares of Common Stock, will also constitute the transfer of the Rights associated with such shares.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date.  The Rights will expire upon the earliest of: (i) the close of business on February 28, 2026 (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to the Tax Plan, (iii) the time at which the Rights are exchanged pursuant to the Tax Plan; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement as described in the penultimate paragraph of Section 1.3 of the Tax Plan; (v) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that the Tax Plan is no longer necessary or desirable for the preservation of the Tax Attributes; or (vi) the close of business on the first day of a taxable year of the Company following a Board determination that no Tax Attributes may be carried forward or otherwise utilized.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable.  Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock.  In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock.  Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock.  Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock.  These rights are protected by customary antidilution provisions.

Because of the nature of the dividend, liquidation and voting rights of the Preferred Stock, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price) that number of shares of Common Stock having a market value of two times the Purchase Price, pursuant to the terms of the Tax Plan.

At any time after any person or group becomes an Acquiring Person but prior to the acquisition by such Acquiring Person of beneficial ownership of 50% or more of the voting power of the shares of Common Stock then outstanding, the Board may exchange the Rights (other than Rights owned by such Acquiring Person, which will have become null and void), in whole or in part, for, among other things, shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other stock) equivalent in value thereto, per Right (subject to adjustment for stock splits, stock dividends and similar transactions).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time prior to the earlier of (i) the tenth business day after the Stock Acquisition Date, as defined in the Tax Plan, and (ii) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash or such other form of consideration as the Board shall deem appropriate.  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may amend the Tax Plan in any manner.  After the Rights are no longer redeemable, the Company may amend the Tax Plan in any manner that does not (i) adversely affect the interests of holders of the Rights as such (other than the Acquiring Person or any associate or affiliate thereof) and (ii) cause the Rights again to become redeemable or cause the Tax Plan again to become amendable as to an Acquiring Person (or any associate or affiliate thereof).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Rights are in all respects subject to and governed by the provisions of the Tax Plan. The foregoing summary provides only a general description of the Tax Plan and does not purport to be complete. The Tax Plan, which specifies the terms of the Rights and includes as Exhibit A the Form of Certificate of Designation of Series A Junior Participating Preferred Stock of the Company and as Exhibit B the Form of Right Certificate, is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.  The foregoing summary should be read together with the entire Tax Plan and is qualified in its entirety by reference to the Tax Plan.

Item 3.03.Material Modification to Rights of Security Holders

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the adoption of the Tax Plan described in Item 1.01 above, the Board approved a Certificate of Designation of Series A Junior Participating Preferred Stock of the Company (the “Certificate of Designation”). The Certificate of Designation was filed with the Secretary of State of the State of Delaware and became effective on March 1, 2023. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.Other Events

On March 1, 2023, the Company issued a press release announcing the adoption of the Plan and the declaration of a dividend of the Rights pursuant to the Tax Plan.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

(d)  Exhibits:

Exhibit Number	Exhibit Description
3.1	Certificate of Designation of Series A Junior Participating Preferred Stock, as filed with the Secretary of State of the State of Delaware on March 1, 2023.
4.1	Tax Benefits Preservation Plan, dated as of February 28, 2023, between TETRA Technologies, Inc. and Computershare Trust Company, N.A., as Rights Agent.
99.1	Press Release, dated March 1, 2023.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/ Brady M. Murphy
Brady M. Murphy
President and Chief Executive Officer

Date: March 1, 2023